STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - 401(k) Plan $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Additions to net assets contributed to:
Net appreciation in fair value of investments	$ 400,708
Interest income	11,689
Dividends	33,524
Net investment income	445,921
Contributions
Company	43,441
Participant	73,522
Rollovers	16,883
Total contributions	133,846
Participant loan interest income	2,103
Restates adjustments and unclaims/reclaims	(287)
Total net additions	581,583
Deductions from net assets contributed to:
Benefits paid to terminated participants and withdrawals	443,756
Management and administrative expenses	954
Total deductions	444,710
Net increase	136,873
Net assets available for benefits
Beginning of year	3,761,181
NET ASSETS AVAILABLE FOR BENEFITS	$ 3,898,054